ICP Solar Technologies Inc.

Consolidated Financial Statements
January 31, 2006
(Expressed in U.S. Funds)

ICP Solar Technologies Inc.

Consolidated Financial Statements
January 31, 2006
(Expressed in U.S. Funds)

RSM Richter S.E.N.C.R.L.
Comptables agréés
Chartered Accountants
2, Place Alexis Nihon
Montréal (Québec) H3Z 3C2
Téléphone / Telephone : (514) 934-3400
Télécopieur / Facsimile : (514) 934-3408
www.rsmrichter.com

Report of Independent Registered
     Public Accounting Firm

To the Shareholders and Board of Directors of
ICP Solar Technologies Inc.

We have audited the accompanying consolidated balance sheets of ICP Solar Technologies Inc. as at January 31, 2006 and January 31, 2005 and the related consolidated statements of operations and comprehensive income, shareholders' deficit and cash flows for the years ended January 31, 2006 and January 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2006 and January 31, 2005 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in note 2 to the financial statements, the Company has experienced operating losses and requires significant capital to finance operations and repay existing indebtedness. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Signed: RSM Richter LLP

Chartered Accountants

Montreal, Quebec
August 25, 2006
(Except for note 15, which is dated September 29, 2006)

ICP Solar Technologies Inc.

Consolidated Balance Sheets
(Expressed in U.S. Funds)

	As at
	January 31,	January 31,
	2006	2005
Assets

Current
Accounts receivable (note 4)	$1,477,560 $	1,231,933
Income taxes recoverable	679,265	48,452
Inventories (note 5)	1,651,574	2,647,222
Prepaid expenses	137,648	71,429
	3,946,047	3,999,036
Property and Equipment (note 6)	931,022	1,848,922
	$4,877,069	$5,847,958
Liabilities
Current
Bank indebtedness (note 7)	1,260,730	823,318
Accounts payable and accrued liabilities	1,915,148	1,141,848
Current portion of government grants payable	193,469	252,728
Current portion of long-term debt	-	147,389
Current portion of obligation under capital leases	42,939	97,982
Loan payable, director (note 9)	651,689	101,688
	4,063,975	2,564,953
Government Grants Payable (note 8)	47,509	92,222
Long-Term Debt (note 10)	-	916,243
Obligation Under Capital Leases (note 11)	42,939	90,187
Redeemable Preferred Stock (note 12)	2,681,667	2,460,842
Minority Interest	739,452	678,561
Commitments and Contingencies (note 11)
Shareholders' Deficiency
Common Stock (note 13)	64	64
Other Comprehensive Loss	(707,601)	(360,850)
Accumulated Deficit	(1,990,936)	(594,264)
	(2,698,473)	(955,050)
	$4,877,069	$5,847,958

See accompanying notes

Approved on Behalf of the Board:

Director

Director

ICP Solar Technologies Inc.

Consolidated Statements of Shareholders' Deficiency
(Expressed in U.S. Funds)
For the Years Ended January 31, 2006 and 2005

					Total
			Other		Shareholders'
	Common Stock		Comprehensive	Accumulated	Equity
	Shares	Amounts	Income (Loss)	Earnings (Deficit)	(Deficiency)

Balance - January 31, 2004	100	$64	$(509,790)	$112,841	$(396,885)

Foreign currency translation adjustment for the year
ended January 31, 2005	-	-	148,940	-	148,940
Net loss for the year ended January 31, 2005	-	-	-	(707,105)	(707,105)

Balance - January 31, 2005	100	64	(360,850)	(594,264)	(955,050)

Foreign currency translation adjustment for
the year ended January 31, 2006	-	-	(346,751)	-	(346,751)
Net loss for the year ended January 31, 2006	-	-	-	(1,396,672)	(1,396,672)

Balance - January 31, 2006	100	$64	$(707,601)	$(1,990,936)	$(2,698,473)

See accompanying notes

ICP Solar Technologies Inc.

Consolidated Statements of Operations and Comprehensive Income
(Expressed in U.S. Funds)

	For the Years Ended
	January 31,	January 31,
	2006	2005

Net Sales	$7,731,811	$9,779,915

Cost of Sales	5,690,036	4,262,865

Gross Margin	2,041,775	5,517,050

Expenses

Selling, general and administrative	4,424,138	5,811,099
Amortization	383,977	347,394
Research and development	141,214	197,296
Foreign exchange gain	(248,955)	(9,849)
	4,700,374	6,345,940

Operating Loss	(2,658,599)	(828,890)

Interest expense	(156,558)	(199,804)
Interest income	121,131	304,915
Gain on sale of property	739,168	-

Loss Before Income Taxes	(1,954,858)	(723,779)

Income taxes (note 14)	558,186	16,674

Net Loss	$(1,396,672)	$(707,105)

Other Comprehensive Income (Loss)

Foreign currency translation adjustment	(346,751)	148,940

Comprehensive Loss	$(1,743,423)	$(558,165)

See accompanying notes

ICP Solar Technologies Inc.

Consolidated Statements of Cash Flows
(Expressed in U.S. Funds)

	For the Years Ended
	January 31,	January 31,
	2006	2005

Funds Provided (Used) -

Operating Activities

Net loss	$(1,396,672)	$(707,105)
Amortization	383,977	347,394
Write-down of property and equipment to estimated net realizable value	-	7,918
Gain on sale of property	(739,168)	-
Foreign exchange gain	(248,955)	(9,849)
	(2,000,818)	(361,642)
Changes in non-cash operating elements
of working capital	1,022,751	(930,645)
	(978,067)	(1,292,287)

Financing Activities

Bank indebtedness	437,412	823,318
Long-term debt	(1,094,919)	579,115
Loan payable, director	510,937	(98,767)
Obligation under capital leases	(112,581)	(107,194)
Government grants payable	(127,458)	(8,434)
	(386,609)	1,188,038

Investing Activities

Additions to property and equipment	(137,030)	(296,087)
Proceeds from disposition of property and equipment	1,516,043	-
	1,379,013	(296,087)

Effect of Foreign Exchange on Cash Balances	(14,337)	(159,948)
Decrease in Cash	-	(560,284)
Cash
Beginning of Year	-	560,284

End of Year	$-	$-
See accompanying notes

Additional Cash Flow Information
Interest paid	$156,558	$119,804
Income taxes paid	72,627	166,378

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

1.	Organization and Basis of Presentation

The Company is engaged in the business of manufacturing, assembling and distributing renewable solar energy products worldwide.

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred.

The consolidated financial statements include the accounts of the Company and its subsidiary companies. On consolidation, all material interentity transactions and balances have been eliminated.

The financial statements are expressed in U.S. funds.

2.	Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has reported an accumulated deficit of $1,990,936 (2005 - $594,264). To date, these losses have been financed principally through long-term debt and debt from related parties. Additional capital and/or borrowings will be necessary in order for the Company to continue in existence until attaining and sustaining profitable operations.

Management has continued to develop a strategic plan to develop a management team, maintain reporting compliance and establish contracts with clients. Management anticipates generating revenue through manufacturing and commercializing its products during the next year. The Company has commenced the process of raising additional capital. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets and to meet its liabilities as they become due.

3.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The financial statements include estimates based on currently available information and management's judgment as to the outcome of future conditions and circumstances.

Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of the financial statements and actual results could differ from the estimates and assumptions.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

3.	Summary of Significant Accounting Policies (Cont'd)

Revenue Recognition

The Company recognizes revenue from product sales at the time of passage of title and risk of loss to the customer either at FOB Shipping Point or FOB Destination, based upon terms established with the customer. The Company's selling price to its customers is a fixed amount that is not subject to refund or adjustment and is not contingent upon additional rebates. Any customer acceptance provisions, which are related to product testing, are satisfied prior to revenue recognition. There are no further obligations on the part of the Company subsequent to revenue recognition except for product warranty and returns from the Company's customers. The Company does accept returns of products, if properly requested, authorized, and approved by the Company. The Company records an estimate of returns of products to be returned by its customers and records the provision for the estimated amount of such future returns, based on historical experience and any notification the Company receives of pending returns.

Product Warranty

The Company's current product warranty includes a ten year, up to a lifetime warranty period for defects in material, workmanship and power performance. Accruals for product warranties are recorded at the time of shipment of products to customers. The Company accrues a provision for estimated future warranty costs based upon the historical relationship of warranty claims to sales. The Company periodically reviews the adequacy of its product warranties and adjusts, if necessary, the warranty percentage and accrued warranty reserve for actual historical experience.

Valuation of Inventories

Raw materials are valued at the lower of cost and replacement cost. Finished goods are valued at the lower of cost and net realizable value. Cost is determined on an average cost base.

Financial Instruments

The Company estimates the fair value of its financial instruments based on current interest rates, market value and pricing of financial instruments with comparable terms. Unless otherwise indicated, the carrying value of these financial instruments approximates their fair market value. It is not practical to determine the fair value of the amounts due from related parties due to their related party nature and the absence of a market for such instruments.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

3.	Summary of Significant Accounting Policies (Cont'd)

Accounts Receivable

The majority of the Company's accounts receivable are due from companies in the retail, mass merchant and OEM industries.

The Company accounts for trade receivables at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history and current economic conditions. The Company writes off trade receivables when they are deemed uncollectible. The Company records recoveries of trade receivables previously written-off when they receive them. Management considers an allowance for doubtful accounts is not required to cover any exposure to loss in its January 31, 2006 and January 31, 2005 accounts receivable.

Investment Tax Credits

Investment tax credits relating to qualifying expenditures are recognized in the accounts at the time at which the related expenditures are incurred and there is reasonable assurance of their realization. Management has made estimates and assumptions in determining the expenditures eligible for investment tax credits claimed.

Property and Equipment

Property and equipment are recorded at cost. Provisions for depreciation are based on their estimated useful lives using the declining balance method as follows:

Building	5%
Machinery and equipment - warehouse	20%
Machinery and equipment - production	30%
Furniture and fixtures	20%
Computer equipment	30%
Vehicles	30%

Upon retirement or disposal, the cost of the asset disposed of and the related accumulated depreciation are removed from the accounts and any gain or loss is reflected in income. Expenditures for repair and maintenance are expensed as incurred.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

3.	Summary of Significant Accounting Policies (Cont'd)

Impairment of Long-Lived Assets

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the estimated undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value thereof.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Foreign Currency Translation

The Company's reporting currency is the United States dollar. The Canadian dollar is the functional currency of the Company's operations worldwide which is translated to the United States dollar using the current rate method. Under this method, accounts are translated as follows:

Assets and liabilities - at exchange rates in effect at the balance sheet date;

Revenue and expenses - at average exchange rates prevailing during the year; and

Gains and losses arising from foreign currency translation are included in other comprehensive income.

Newly Issued Accounting Pronouncements

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs". This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing", to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges....". This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal". In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This pronouncement is effective for periods beginning after June 15, 2005. The adoption of this pronouncement did not have any impact on the Company's financial position or statement of operations.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

3.	Summary of Significant Accounting Policies (Cont'd)

In December 2004, the FASB issued SFAS 153, "Exchanges of non-monetary Assets". The guidance in APB Opinion No. 29, "Accounting for non-monetary Transactions" ("Opinion 29"), is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in Opinion 29, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception of exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement shall be effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of this pronouncement did not have any impact on the Company's financial position or statement of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting and Error Corrections". This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principles. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this pronouncement did not have any impact on the Company's financial position or statement of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS No. 155"), which amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets", among other matters, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, except earlier adoption is allowed in certain circumstances. The adoption of this pronouncement is not expected to have any impact on the Company's financial position or statement of operations.

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognize in its financial statements, the impact of a tax position, if that position is more likely than not for being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 shall be effective as of January 1, 2007. The adoption of this pronouncement is not expected to have any impact on the Company's financial position or statement of operations.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

4.	Accounts Receivable

The Company has entered into an agreement with a Canadian government agency to guarantee certain accounts receivable as to credit risk. As at January 31, 2006, approximately $698,000 (2005 - $316,000) of accounts receivable are guaranteed.

5.	Inventories

	2006	2005

Raw materials	$594,335	$835,982
Work-in-process	116,518	5,637
Finished goods	940,721	1,805,603

	$1,651,574	$2,647,222

6.	Property and Equipment

			2006
		Accumulated	Net Carrying
	Cost	Amortization	Amount
Machinery and equipment	$1,954,766	$1,125,793	$828,973
Furniture and fixtures	106,932	81,039	25,893
Computer equipment	163,415	115,296	48,119
Vehicles	54,760	26,723	28,037

	$2,279,873	$1,348,851	$931,022

			2005
		Accumulated	Net Carrying
	Cost	Amortization	Amount
Land	$275,711	$-	$275,711
Building	507,290	4,174	503,116
Machinery and equipment	1,572,349	717,440	854,909
Furniture and fixtures	98,126	66,515	31,611
Computer equipment	146,795	86,879	59,916
Vehicles	50,250	18,090	32,160
Assets under construction	91,499	-	91,499

	$2,742,020	$893,098	$1,848,922

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

7.	Bank Indebtedness

The Company has the following credit facilities:

A UK credit facility allowing for an operating line of credit for the following months after which, the credit facility is to be repaid.

February 2006	$250,000	(140,000 GBP	)
March 2006	233,000	(130,000 GBP	)
April 2006	215,000	(120,000 GBP	)
May 2006	188,000	(105,000 GBP	)
June 2006	161,000	(90,000 GBP	)

Borrowings under the line of credit bears interest at the U.K's prime rate plus 3%.

A Canadian $1,760,000 credit facility consists of an operating demand line of credit and a letters of credit facility. Borrowings under the credit facility are limited by certain margin requirements concerning accounts receivable and inventories and bear interest at Canadian prime plus 2.25%. Security for the credit facility includes a $350,000 guarantee provided by an ultimate shareholder. In addition, a minority shareholder has subordinated its 1,287,397 retractable shares redeemable at approximately $1,130,000 in favour of the bank. The terms of the banking agreement require the Canadian subsidiary to comply with certain financial covenants. As at January 31, 2006, the Canadian subsidiary was not in compliance therewith.

As guarantee for the Canadian and UK credit facilities the Company has pledged substantially all of its assets.

8.	Government Grants Payable

These grants are unsecured, non-interest bearing and repayable between April 2006 to June 2008. Included in the government grants payable is an amount of $140,000 for which the Company was named defendant in a legal action by a government agency, for a claim in the amount of approximately $246,000. In 2005 this amount was accrued for. During 2006, the government agency offered to settle the claim at $140,000 and therefore the Company has reversed an amount of $106,000 to the related expense.

9.	Loan Payable, Director

The loan is non-interest bearing and is expected to be repaid prior to February 1, 2007.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

10.	Long-Term Debt

Long-term debt for the year ended January 31, 2005 comprises mortgages for the land and building that bear a base interest rate of 6.25% per annum. The land and building have been hypothecated as collateral. During 2006, the building and land were sold and the debt fully repaid.

11.	Commitments and Contingencies

Commitments

Minimum lease payments, exclusive of occupancy and escalation charges, under capital and operating leases are as follows:

	Capital	Operating
	Leases	Leases

2007	$49,000	$211,000
2008	49,000	178,000
2009	-	115,000
2010	-	26,000
2011	-	26,000
Thereafter	-	2,000
	98,000	558,000
Amount representing interest (weighted average rate of 7%)	(12,122)

Obligation Under Capital Leases	85,878
Current maturity	42,939
	$42,939

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

11.	Commitment and Contingencies (Cont'd)

Contingencies

The Company is currently, and has in the past been, a party to various routine legal proceedings incident to the ordinary course of business. If management determines, based on the underlying facts and circumstances, that it is probable a loss will result from a litigation contingency and the amount of the loss can be reasonably estimated, the estimated loss is accrued for. The Company believes its outstanding litigation matters disclosed below will not have a material adverse effect on the Company's financial statements, individually or in the aggregate; however due to the uncertain outcome of these matters, the Company disclosed these specific matters below:

The Canadian subsidiary has been named defendant in a legal action by a former employee for an approximate amount of $263,000. Management is of the opinion that the claim is unfounded. No provision for possible loss has been included in these financial statements.

The Canadian subsidiary is being audited by governmental authorities for corporate tax returns previously filed for fiscal years 2003 to 2005. Management believes that in the event that the Company would be reassessed, there are sufficient tax losses carry-forwards to offset any amounts payable. The Company is unable to estimate the liability relating to interests and penalties from these reassessments. Accordingly, no amount has been recorded in the Company's books and records.

12.	Redeemable Preferred Stock

The Company is authorized to issue an unlimited number of retractable shares without par value with the following attributes:

Class D, non-voting shares, with the right to a
    non-cumulative dividend of ¼ of 1% per month,
    redeemable and retractable at the amount paid thereon

Class E, voting shares, with the right to a non-cumulative
    dividend of ¼ of 1% per month, redeemable and
    retractable at the amount paid thereon

Class F, non-voting shares, with the right to a
    non-cumulative dividend of ¼ of 1% per month,
    redeemable and retractable at the amount paid thereon

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

12.	Redeemable Preferred Stock (Cont'd)

	2006	2005

Class G, non-voting shares, with the right to a
non-cumulative dividend of ¼ of 1% per month,
redeemable and retractable at $1 per share

Issued -

3,054,291 Class E shares
(redeemable at the option of the holder for Cdn$3,054,291)	$2,681,667	$2,460,842

13.	Common Stock

In addition to the above shares, the Company is authorized to issue without limit as to number and without par value:

	2006	2005
Class A, voting, participating shares
Class B, non-voting, participating shares
Class C, voting shares, with a right to a non-cumulative
dividend of ¼ of 1% per month, redeemable at the
amount paid thereon
Issued -
60 Class A shares	$38	$38
40 Class B shares	26	26
	$64	$64

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

14.	Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets as of January 31, 2006 and 2005 are as follows:

	2006	2005

Deferred tax assets:
Net operating loss	$430,000	$240,000
Intercompany profit elimination	(85,000)	(5,000)
Property and equipment	(135,000)	(210,000)
	210,000	25,000
Valuation allowance	(210,000)	(25,000)

Net Deferred Tax Assets	$-	$-

The Company had net operating losses carry-forwards of approximately $1,400,000 (2005 - $775,000) as follows:

	2006	2005

U.K.	$1,255,000	$775,000
Canada	145,000	-

The Canadian losses can be carried forward for a ten year period. The UK losses can be carried forward indefinitely.

The reconciliation of the effective income tax rate, to the statutory rate for the years ended January 31, 2006 and 2005 is as follows:

	2006	2005

Statutory income tax rate	(31)%	(31)%
Non-taxable portion of the gain on sale property	(3)	-
Non-taxable foreign exchange gain on translation of
integrated subsidiary companies	(4)	(4)
Effect of change in valuation allowance	9	33

Effective Income Tax Rate	(29)	(2)

Utilization of the net operating loss is subject to significant limitations imposed by the change in control provisions. A portion of the net operating loss may expire before it can be utilized.

ICP Solar Technologies Inc.

Notes to Consolidated Financial Statements
January 31, 2006 and 2005
(Expressed in U.S. Funds)

15.	Subsequent Event

Subsequent to year end, the Company acquired the remaining preferred shares in its Canadian subsidiary company in exchange for 842,201 Class E shares of the Company, thereby becoming the 100% owner of the subsidiary company.

In addition, all issued common and preferred shares of the Company, were converted into 20,000,000 Class A shares, via share exchanges. 60 Class "A" shares were exchanged for 6,000 Class "A" shares. 40 Class "B" shares were exchanged for 4,000 Class "A" shares. Immediately thereafter, Class "A" shares were subdivided into additional Class "A" shares on the basis of 1,656.6968 Class "A" shares for each Class "A" share. Finally, all Class "E" shares were exchanged for 3,433,032 Class "A" shares

Further to an agreement entered into with FC Financial Services Inc. ("FC Financial"), all of the issued and outstanding shares in the capital stock of the Company will be exchanged for exchangeable shares of a subsidiary of FC Financial. The exchangeable shares will be exchangeable under various circumstances for common shares of FC Financial on a one-for-one basis. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by the Company for the net monetary assets of FC Financial, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, FC Financial are those of the legal acquiree, the Company, which are considered to be the accounting acquirer.

As part of the transaction, FC Financial has lent the Company an amount of $1,500,000 which will be repaid upon closing. In the event that the transaction does not close, the amount of $1,500,000 must be repaid by the Company no later than November 8, 2006.